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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 29, 2000


                            WHITEHALL JEWELLERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware               0-028176             36-1433610
      ----------------       ---------------        ---------------
  (State of incorporation      (Commission         (I.R.S. Employer
       or organization)        File Number)       Identification No.)

           155 North Wacker Drive, Suite 500, Chicago, Illinois 60606
           ----------------------------------------------------------
              (Address of principal executives offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 782-6800


                     --------------------------------------
          (Former name or former address, if changed since last report




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Item 5.  Other Events

         In connection with the Registration Statement on Form S-3 (Registration No. 333-95465) relating to an aggregate of 3,363,750 shares of the registrant's common stock, the registrant is filing a Report of Pricewaterhouse Coopers LLP, (the "Report") containing audited balance sheets as of January 31, 2000 and January 31, 1999, and statements of operations, statements of stockholders' equity, and statements of cash flows for the fiscal years ended January 31, 2000, 1999 and 1998 and the accompanying notes thereto and a consent of PricewaterhouseCoopers LLP to the incorporation by reference of such Report into such Registration Statement.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         23    Consent of PricewaterhouseCoopers LLP

         99    Report of PricewaterhouseCoopers LLP
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 29, 2000                  WHITEHALL JEWELLERS, INC.
                                                (Registrant)


                                       By:  /s/  John R. Desjardins
                                          ------------------------------------
                                          John R. Desjardins
                                          Executive Vice President,
                                          Finance & Administration




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                                 EXHIBIT INDEX


                                  Description
                                  -----------

Exhibit No.
-----------

     23        Consent of PricewaterhouseCoopers LLP

     99        Report of PricewaterhouseCoopers LLP